Exhibit 10.53

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT made this ____ day of ____, 20__, between FirstMerit Corporation, an Ohio corporation (the “Company”) and _______________________, a director (as hereinafter described) of the Company (the “Indemnitee”).
R E C I T A L S:
A.    The Company and the Indemnitee are each aware of the exposure to litigation of officers, directors, employees, agents and representatives of the Company as such persons exercise their duties to the Company;
B.    The Company and the Indemnitee are also aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate liability insurance on an economically acceptable basis;
C.    The Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as the Indemnitee;
D.    The Indemnitee desires to serve or to continue to serve the Company as a director, officer, employee, or agent or as a director, officer, employee, agent, or trustee of another corporation, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest, for so long as the Company continues to provide, on an acceptable basis, adequate and reliable indemnification against certain liabilities and expenses which may be incurred by the Indemnitee.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:
1.    INDEMNIFICATION. The Company shall indemnify the Indemnitee with respect to his/her activities as a director, officer, employee or agent of the Company and/or as a person who is serving or has served at the request of the Company (“representative”) as a director, officer, employee, agent or trustee of another corporation, joint venture trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an “affiliated entity”) against expenses (including, without limitation, attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him/her (“Expenses”) in connection with any claim against Indemnitee which is the subject of any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a “Proceeding”), to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director, officer, employee, agent or representative, to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:
(a)    The benefits provided by the Company's Amended and Restated Articles of Incorporation, as amended (“Articles”) in effect on the date hereof, a copy of the relevant portions of which are attached hereto as Exhibit A;

(b)    The benefits provided by the Articles, the Company's Code of Regulations (“Regulations”), or their equivalent of the Company in effect at the time Expenses are incurred by Indemnitee;
(c)    The benefits allowable under Ohio law in effect at the date hereof;
(d)    The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;
(e)    The benefits available under any liability insurance obtained by the Company; and
(f)    Such other benefits as are or may be otherwise available to Indemnitee.
Combination of two or more of the benefits provided by (a) through (f) shall be available to the extent that the Applicable Document (as hereafter defined), does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (f) above is called the “Applicable Document” in this Agreement. Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the benefits selected by Indemnitee under item (a) through (f) above.
For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans for employees of the Company or of any affiliated entity without regard to ownership of such plans; references to “fines” shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he/she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he/she shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.
2.    INSURANCE. The Company may, but need not, maintain liability insurance for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a basis acceptable to the Company. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments in fact made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy.
3.    PAYMENT OF EXPENSES. At Indemnitee's request, after receipt of written notice pursuant to Section 5 hereof and an undertaking in the form of Exhibit B attached hereto by or on behalf of Indemnitee to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is not entitled to be indemnified by the Company for such Expenses, the Company shall pay the Expenses as and when incurred by Indemnitee. That portion of Expenses which represents attorneys fees and other costs incurred in defending any proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with reasonable documentation evidencing the amount and nature of such Expenses, subject to its also having received such a notice and undertaking.

4.    ADDITIONAL RIGHTS. The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director, employee, agent or representative as described in Section 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his/her service in such position.
5.    NOTICE TO COMPANY. Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided that failure to provide such notice shall not, in any way, limit Indemnitee's rights under this Agreement.
6.    COOPERATION IN DEFENSE AND SETTLEMENT. Indemnitee shall not make any admission or effect any settlement without the Company's written consent unless Indemnitee shall have determined to undertake his/her own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any Expense on Indemnitee without his/her written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend and/or settle such Proceeding.
7.    ASSUMPTION OF DEFENSE. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:
(a)    The employment of counsel by Indemnitee has been authorized by the Company;
(b)    Counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;
(c)    Indemnitee shall have reasonably concluded that there may be a conflict or interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or
(d)    The Company shall not have employed counsel promptly to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made either of the conclusions provided for in clauses (b) or (c) above.
8.    EXCLUSIONS. Notwithstanding the scope of indemnification which may be available to Indemnitees from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to: (i) any Proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee to enforce his/her rights under this Agreement or in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding, or (ii) those actions, fines or penalties specifically excluded from indemnification coverage under applicable Ohio law. Nothing in this Section 8 shall eliminate or diminish Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any proceeding pursuant to Section 3 of this Agreement.
9.    EXTRAORDINARY TRANSACTIONS. The Company covenants and agrees that in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an “extraordinary transaction”), the Company shall:
(a)    Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or
(b)    Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.
10.    NO PERSONAL LIABILITY. Indemnitee agrees that neither the Directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.
11.    SEVERABILITY. If any provision, phrase or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.
12.    SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.
13.    GOVERNING LAW. The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

14.    NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by Certified mail, return receipt requested, with postage prepaid;
If to the Company, to:        FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Attention: Secretary

If to Indemnitee, to:        _____________________
FirstMerit Corporation III
Cascade Plaza
Akron, Ohio 44308

or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.
15.    TERMINATION. This Agreement may be terminated by either party upon not less than sixty (60) days' prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder with respect to Indemnitee's activities prior to the effective date of termination.
16.    AMENDMENTS. This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto. This Agreement is and shall be binding upon and shall inure to the benefits of the parties thereto and their respective heirs, executors, administrators, successors and assigns.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.
FIRSTMERIT CORPORATION

By:

Its:

INDEMNITEE

Title:

EXHIBIT A

Second Amended and Restated
Articles of Incorporation of FirstMerit Corporation
Article Sixth

SIXTH: The Corporation may indemnify any director or officer, any former director or officer of the Corporation and any person who is or has served at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his/her heirs, executors and administrators) against expenses, including attorneys' fees, judgment, fines and amounts paid in settlement, actually and reasonably incurred by him/her by reason of the fact that he/she is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by applicable law, as the same may be in effect from time to time. The indemnification provided for herein shall not be deemed to restrict the right of the Corporation to (i) indemnity employees, agents and others as permitted by such law, (ii) purchase and maintain insurance or provide similar protection on behalf of directors, officers or such other persons against liabilities asserted against them or expenses incurred by them arising out of their service to the Corporation as contemplated herein, and (iii) enter into agreements with such directors, officers, employees, agents or others indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against them or incurred by them arising out of their service to the Corporation as contemplated herein.

EXHIBIT B

Form Of Undertaking

THIS UNDERTAKING has been entered into by _________________ (“Indemnitee”) pursuant to an Indemnification Agreement dated __________, 20__, (the “Indemnification Agreement”) between FirstMerit Corporation (the “Company”), and Ohio corporation and Indemnitee.

R E C I T A L S :

A.Pursuant to the Indemnification Agreement, Company agreed to pay Expenses (within the meaning of the Indemnification Agreement) as and when incurred by Indemnitee in connection with any claim against Indemnitee which is the subject of any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director, officer or representative (within the meaning of the Indemnification Agreement) of Company;
B.Such claim has arisen against Indemnitee and Indemnitee has notified Company thereof in accordance with the terms of Section 5 of the Indemnification Agreement (hereinafter the “Proceeding”);
C.Indemnitee believes that Indemnitee should prevail in this Proceeding and it is in the interest of both Indemnitee and Company to defend against the claims against Indemnitee thereunder;
NOW, THEREFORE, Indemnitee hereby agrees that in consideration of Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse Company for any and all expenses paid by Company on behalf of Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable Document (within the meaning of the Indemnification Agreement) not to be entitled to indemnification for such Expenses pursuant to the Indemnification Agreement and applicable law, provided that if Indemnitee is entitled under the Applicable Document to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse Company shall only be for those Expenses for which Indemnitee is determined not to be entitled to indemnification. Such reimbursement or arrangements for reimbursement by Indemnitee shall be consummated within ninety (90) days after a determination that Indemnitee is not entitled to indemnification and reimbursement pursuant to the Indemnification Agreement and applicable law.
IN WITNESS WHEREOF, the undersigned has set his/her hand this _____ day of ________________, 20___.
__________________________________
Indemnitee